                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

1    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF AUGUST 15, 2005

RIG NAME               WD       DESIGN          LOCATION     STATUS*        OPERATOR             CURRENT TERM           DAYRATE
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)                                                                                  (000s)
Ocean Quest          3,500'  Victory Class        GOM      Contracted        Walter      one assignment well from
                                                                                                     Noble              mid 120's

Ocean Star           5,500'  Victory Class        GOM      Contracted      Kerr-McGee         90 day term extension     low 140's

Ocean America        5,500'  Ocean Odyssey        GOM      Contracted        Pioneer               three wells          low 150's

Ocean Valiant        5,500'  Ocean Odyssey        GOM      Contracted      Kerr-McGee               one well            low 130's

Ocean Victory        5,500'  Victory Class        GOM      Contracted         Shell                 two wells           low 160's

Ocean Confidence     7,500'  DP Aker H-3.2
                             Modified             GOM      Contracted          BP                five-year term         mid 170's

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)

Ocean New Era        1,500'  Korkut               GOM     Reactivating        DODI                      -                   -

Ocean Voyager        2,000'  Victory Class        GOM      Contracted          ATP                  two wells           mid 90's

Ocean Concord        2,200'  F&G SS-2000          GOM      Contracted     Amerada Hess              one well            mid 120's

Ocean Lexington      2,200'  F&G SS-2000          GOM       Shipyard          DODI                      -                   -

Ocean Saratoga       2,200'  F&G SS-2000          GOM      Contracted         LLOG                 three wells          mid 60's

                                     EST. END
RIG NAME             START DATE        DATE                          FUTURE CONTRACTS AND OTHER INFORMATION
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
Ocean Quest        mid June 2005     late Aug.  120 day term plus option with Noble in mid 120's beginning mid June and ending mid
                                       2005     Oct. 2005; followed by six-month term extension plus option in the low 240's beginning in mid Oct. 2005 and ending in mid April 2006.  Available; actively marketing.

Ocean Star         mid July 2005      mid Oct.  12 month extension with Kerr-McGee in mid 170's beginning mid Oct. 2005 and ending
                                       2005     mid Oct. 2006.  Available; actively marketing.

Ocean America     early May 2005     early Nov. Following assignment wells with Pioneer, first of two extension wells with Mariner
                                       2005     in mid 110's beginning early Nov.; followed by one well extension with Mariner in mid 110's beginning early Nov. and ending late Dec. 2005; followed by second well with Mariner in low 130's beginning late Dec. 2005 and ending mid Feb. 2006;
                                                followed by one year term plus option with Mariner in low 230's beginning mid Feb.
                                                2006 and ending mid Feb. 2007.  Available; actively marketing.

Ocean Valiant     late June 2005     mid Sept.  180 day term extension with Kerr-McGee in low 150's beginning mid Sept. 2005 and
                                       2005     ending mid Mar. 2006; followed by one-year term extension plus option from
                                                Kerr-McGee in low 300,000's beginning in mid Mar. 2006 and ending in mid Mar. 2007.
                                                Available; actively marketing.

Ocean Victory     early June 2005    late Aug.  One well with Kerr-McGee in mid 180's beginning late Aug. and ending late Sept.;
                                       2005     followed by one year term with Murphy in low 200's beginning late Sept. 2005 and ending late Sept. 2006. Available; actively marketing.

Ocean Confidence  early Jan. 2001    early Jan. Two-year term plus option with BP in low 280's beginning early Jan. 2006 and ending
                                       2006     early Jan. 2008. Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)

Ocean New Era             -              -      Est. availability mid Nov. 2005; followed by six-month term with Walter in low 100's for first 30 days and mid 120's for remainder of term beginning mid Nov. 2005 and ending mid May 2006. Available; actively marketing.

Ocean Voyager      late June 2005   early Sept. One well with Amerada Hess in low 110's beginning early Sept. and ending late Oct.;
                                       2005     followed by LOI for one well in low 110's beginning late Oct. and ending mid Dec.;
                                                followed by two wells plus option with Amerada Hess in mid 120's beginning mid Dec.
                                                2005 and ending mid Mar. 2006. Available; actively marketing.

Ocean Concord       late May 2005    late Aug.  One well with Kerr-McGee in mid 70's beginning late Aug. and ending late Nov.;
                                       2005     followed by one assignment well from Kerr-McGee with Woodside in mid 90's beginning late Nov. and ending early Jan. 2006; followed by one well extension plus option with Kerr-McGee in mid 90's beginning early Jan. 2006 and ending mid Feb.; followed by 90-day term plus option with Tana in low 130's beginning mid Feb. and ending mid
                                                May 2006; followed by 90-day term extension plus option in low 170's beginning mid
                                                May and ending mid Aug.  Available; actively marketing.

Ocean Lexington           -          late Sept. Approximately 120-day Survey and maintenance between second and third well,
                                       2005     beginning late May and ending late Sept. Following survey, two additional wells with
                                                Walter in low 60's beginning late Sept. and ending late Nov.; followed by LOI for one well in mid 170's beginning in late Nov. 2005 and ending in mid Jan. 2006;
                                                followed by one well plus option with Walter in low 80's beginning mid Jan. and ending mid Feb.  Available; actively marketing.

Ocean Saratoga      mid Dec. 2004   early Sept. Two wells plus option with LLOG in low 110's beginning early Sept. 2005 and ending
                                       2005     late Jan. 2006; followed by six month extension with LLOG in low 120's beginning late Jan. 2006 and ending late July 2006. Available; actively marketing.

2     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF AUGUST 15, 2005

RIG NAME            WD         DESIGN       LOCATION    STATUS*         OPERATOR         CURRENT TERM         DAYRATE
DOMESTIC JACKUPS(12)                                                                                           (000s)
Ocean Crusader      200'   Mat Cantilever     GOM      Contracted        Unocal            one well           high 40's

Ocean Drake         200'   Mat Cantilever     GOM      Contracted        Chevron         term contract        low 60's

Ocean Champion      250'   Mat Slot           GOM      Contracted         Hunt             one well           mid 40's

                           Independent Leg
Ocean Columbia      250'   Cantilever         GOM      Contracted       Newfield         180-day term         mid 50's

                           Independent Leg
Ocean Spartan       300'   Cantilever         GOM      Contracted         LLOG      three wells plus option   high 50's

                           Independent Leg
Ocean Spur          300'   Cantilever         GOM         DODI              -                  -                  -

                           Independent Leg
Ocean King          300'   Cantilever         GOM      Contracted        El Paso      one well extension      mid 50's

                           Independent Leg
Ocean Nugget        300'   Cantilever         GOM      Contracted     Houston Expl.  two wells plus option    low 50's

                           Independent Leg
Ocean Summit        300'   Cantilever         GOM      Contracted         LLOG        one well extension      high 50's

                           Independent Leg
Ocean Warwick       300'   Cantilever         GOM      Contracted        Chevron          90 day term         low 70's

                           Independent Leg
Ocean Titan         350'   Cantilever         GOM      Contracted          BHP       one well plus option     mid 50's

                           Independent Leg
Ocean Tower         350'   Cantilever         GOM      Contracted        Chevron           one well           mid 50's


RIG NAME           START DATE         EST. END                       FUTURE CONTRACTS AND OTHER INFORMATION
                                        DATE
DOMESTIC JACKUPS (12)
Ocean Crusader    late June 2005       late Aug.  Two wells plus option with Seneca in high 40's beginning late Aug. and ending mid
                                         2005     Oct. 2005. Available; actively marketing.
Ocean Drake       late July 2005       late June  Indexed term contract. Available; actively marketing.
                                         2006
Ocean Champion    late June 2005       late Aug.  Two well extension plus option with Hunt in low 50's beginning late Aug. and
                                         2005     ending late Oct. 2005; followed by LOI for six-month term in mid 50's beginning late Oct. 2005 and ending late April 2006. Available; actively marketing.
Ocean Columbia    early Aug. 2005      late Jan.  Available; actively marketing.
                                         2006
Ocean Spartan     late June 2005       late Sept. (Two week survey Q4, 2005).  Available; actively marketing.
                                         2005
Ocean Spur               -                 -      Maintenance/repairs late June through late Aug. 2005; followed by one well with
                                                  EOG in mid 60's beginning late Aug. and ending mid Oct. 2005.
                                                  Available; actively marketing.
Ocean King        late June 2005       late Aug.  One well with El Paso in mid 60's beginning late Aug. and ending early Sept.;
                                         2005     followed by one well extension in low 60's beginning early Sept. and ending mid
                                                  Sept. 2005; followed by one well with Walter in high 60's beginning mid Sept. and ending mid Oct. 2005.  Available; actively marketing.
Ocean Nugget       mid May 2005       early Sept. One well extension plus option with Houston Exploration in high 60's beginning
                                         2005     early Sept. and ending late Oct. 2005.  Available; actively marketing.
Ocean Summit      late June 2005        late Aug  One well extension plus option with LLOG in mid 60's beginning late Aug. and
                                         2005     ending late Sept. 2005. Available; actively marketing.
Ocean Warwick     late July 2005      early Jan.  Indexed term extension.  Available; actively marketing.
                                         2006
Ocean Titan       late Jan. 2005       late Aug.  Three wells with Walter in mid 70's beginning late Aug. and ending late Nov. 2005;
                                         2005     followed by six-month term with Dominion Exploration in high 70's beginning late
                                                  Nov. 2005 and ending late May 2006.  Available; actively marketing.

Ocean Tower       early Aug. 2005      late Aug.  180-day term extension plus option with Chevron (Part I) in high 60's beginning
                                         2005     late Aug. and ending late Nov.; followed by Part II in high 80's beginning late
                                                  Nov.2005 and ending late Feb. 2006. Available; actively marketing.

         RIG NAME             WD              DESIGN              LOCATION         STATUS*             OPERATOR
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador            1,100'  Bethlehem SS-2000                GOM          Contracted             PEMEX

Ocean Whittington           1,500'  Aker H-3                         GOM          Contracted             PEMEX

Ocean Worker                3,500'  F&G 9500 Enhanced Pacesetter     GOM          Contracted             PEMEX

Ocean Yorktown              2,850'  F&G SS-2000                      GOM          Contracted             PEMEX

NORTH SEA

Ocean Nomad                 1,200'  Aker H-3                      North Sea       Contracted           Talisman

Ocean Guardian              1,500'  Earl & Wright Sedco
                                    711 Series                    North Sea       Contracted             Shell

Ocean Princess              1,500'  Aker H-3                      North Sea       Contracted           Talisman

Ocean Vanguard              1,500'  Bingo 3000                    North Sea       Contracted            Statoil

AUSTRALASIA

Ocean Bounty                1,500'  Victory Class                 Australia       Contracted        ConocoPhillips

Ocean Patriot               1,500'  Bingo 3000                    Australia       Contracted             Anzon

Ocean Epoch                 1,640'  Korkut                        Malaysia        Contracted            Murphy

Ocean General               1,640'  Korkut                        Malaysia        Contracted             CTOC

Ocean Baroness              7,000'  Victory Class                 Singapore        Shipyard              DODI

Ocean Rover                 7,000'  Victory Class                 Malaysia        Contracted            Murphy


                                                                                                   FUTURE CONTRACTS
         RIG NAME         CURRENT TERM      DAYRATE (000S)     START DATE      EST. END DATE     AND OTHER INFORMATION
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador      four year term work     mid 50's       late July 2003    mid Dec. 2007     Available.

Ocean Whittington     four year term work     low 60's       late July 2003   early Oct. 2006    Available.

Ocean Worker          four year term work     high 60's      mid Aug. 2003     late July 2007    Available.

Ocean Yorktown        four year term work     mid 40's       late Oct. 2003    mid July 2007     Available.

NORTH SEA

Ocean Nomad                 one year          low 80's      early Jan. 2005    late Jan. 2006    One year extension with
                                                                                                 Talisman in mid 150's beginning
                                                                                                 late Jan. 2006 and ending late
                                                                                                 Jan. 2007. Available; actively
                                                                                                 marketing.

Ocean Guardian              one year          low 80's       late Mar. 2005    late Mar. 2006    One-year term extension plus
                                                                                                 option with Shell in low 160's
                                                                                                 beginning late Mar. 2006 and
                                                                                                 ending late Mar. 2007. (40-day
                                                                                                 survey Q3, 2005). Available;
                                                                                                 actively marketing.

Ocean Princess         one year extension     low 80's      early Jan. 2005    late Dec. 2005    Two year extension with
                                                                                                 Talisman plus option in low
                                                                                                 150's beginning in late Dec.
                                                                                                 2005 and ending in late Dec.
                                                                                                 2007. Available; actively
                                                                                                 marketing.

Ocean Vanguard           one year term        low 140's      late May 2005    early Sept. 2006   One year plus option program in
                                                                                                 Norway with Statoil in low
                                                                                                 140's beginning in late May
                                                                                                 2005 and ending in early Sept.
                                                                                                 2006 (time period to include
                                                                                                 one well redrill with ENI in
                                                                                                 low 140's beginning late July
                                                                                                 and ending late Oct. 2005).
                                                                                                 Available; actively marketing.

AUSTRALASIA

Ocean Bounty               two wells          mid 80's       late June 2005    mid Oct. 2005     One well with Coogee Res. in
                                                                                                 mid 80's beginning mid Oct. and
                                                                                                 ending mid Nov.; followed by
                                                                                                 two wells plus option with
                                                                                                 Coogee in low 90's beginning
                                                                                                 mid Nov. 2005. and ending mid
                                                                                                 Jan. 2006; followed by LOI for
                                                                                                 one well plus option in mid
                                                                                                 90's beginning mid Jan. and
                                                                                                 ending mid Mar.; followed by
                                                                                                 four wells plus option in high
                                                                                                 90's with Woodside beginning
                                                                                                 mid Mar. 2006 and ending mid
                                                                                                 Sept. 2006. Available; actively
                                                                                                 marketing.

Ocean Patriot               one well          high 70's      late July 2005   late Sept. 2005    One well with Bass Straits in
                                                                                                 high 70's, early Sept.-mid
                                                                                                 Sept.; followed by one well
                                                                                                 with Bass Straits in high
                                                                                                 130's, mid Sept.-late Sept.;
                                                                                                 followed by one well with
                                                                                                 Apache in high 70's, late
                                                                                                 Sept.-mid Oct.; followed by one
                                                                                                 assignmnet well with Nexus in
                                                                                                 low 150's, mid Oct.-late Dec.
                                                                                                 2005; followed by 10-day survey
                                                                                                 ending mid-Jan. 2006; followed
                                                                                                 by first of four Anzon options
                                                                                                 in mid 130's, mid Jan. 2006-mid
                                                                                                 Feb.; followed by second of
                                                                                                 four Anzon options in upper
                                                                                                 130's, mid Feb.-mid Mar.;
                                                                                                 followed by third and fourth of
                                                                                                 four options in low 140's, mid
                                                                                                 Mar.-mid May; followed by one
                                                                                                 exercised assignment option
                                                                                                 well from Apache with Nexus in
                                                                                                 high 70's, mid May-mid June;
                                                                                                 followed by LOI for one
                                                                                                 assignment well in low
                                                                                                 200,000's, mid June-late July;
                                                                                                 followed by four wells plus
                                                                                                 option with NZOP in low 100's,
                                                                                                 late July-late Dec. 2006.
                                                                                                 Available; actively marketing.

Ocean Epoch          six wells plus option    mid 70's      late April 2005    mid Dec. 2005     Available; actively marketing.

Ocean General              six wells          mid 70's       mid June 2005     mid Jan. 2006     Note: 5th & 6th wells in mid
                                                                                                 90's beginning early Nov. 2005
                                                                                                 and ending mid Jan. 2006;
                                                                                                 followed by one well plus two
                                                                                                 option wells with Premier in
                                                                                                 high 70's in Viet Nam beginning
                                                                                                 mid Jan. 2006 and ending mid
                                                                                                 Mar. 2006. Available; actively
                                                                                                 marketing.

Ocean Baroness                --                 --               --                --           Shipyard/survey early June
                                                                                                 until mid Aug. Mobe to GOM and
                                                                                                 prep for one year plus option
                                                                                                 with Amerada Hess in low 200's
                                                                                                 beginning early Nov. 2005 and
                                                                                                 ending early Nov. 2006.
                                                                                                 Available; actively marketing.

Ocean Rover            950 day extension      mid 170's      late June 2005    mid Jan. 2008     Available; actively marketing.

         RIG NAME             WD              DESIGN              LOCATION         STATUS*             OPERATOR
BRAZIL

Ocean Yatzy                 3,300'  DP DYVI Super Yatzy            Brazil         Contracted           Petrobras

Ocean Winner                3,500'  Aker H-3                       Brazil         Contracted           Petrobras

Ocean Alliance              5,000'  Alliance Class                 Brazil         Contracted           Petrobras



INTERNATIONAL DRILLSHIPS (1)


Ocean Clipper               7,500'  DP Fluor/Mitsubishi            Brazil         Contracted           Petrobras



INTERNATIONAL JACKUPS (2)

Ocean Sovereign               250'  Independent Leg Cantilever    Indonesia       Contracted            Santos

Ocean Heritage                300'  Independent Leg Cantilever      Qatar         Contracted        Conoco/Phillips



UPGRADE (1)

Ocean Endeavor              2,000'  Victory Class                 Shipyard        Upgrading              DODI



PURCHASE PENDING--RESERVED FOR UPGRADE (1)

Garden Banks**              2,200'  Victory Class                    GOM       Out of Service             --



RIGS UNDER CONSTRUCTION (2)

Ocean Shield                  350'  Independent Leg Cantilever    Shipyard           --                   --

Ocean Scepter                 350'  Independent Leg Cantilever    Shipyard           --                   --





                                                                                                          FUTURE CONTRACTS
         RIG NAME        CURRENT TERM         DAYRATE (000S)     START DATE      EST. END DATE          AND OTHER INFORMATION
BRAZIL

Ocean Yatzy           700 day extension         mid 70's      early Nov. 2003   early Oct. 2005    Four-year term extension with
                                                                                                   Petrobras in mid 110's, plus
                                                                                                   potential bonus, beginning
                                                                                                   early Oct. 2005 and ending
                                                                                                   early Oct. 2009. (21-day
                                                                                                   maintenance Q3 or Q4).
                                                                                                   Available; actively marketing.

Ocean Winner          700 day extension         mid 50's      early April 2004   mid Mar. 2006     Four-year term extension with
                                                                                                   Petrobras in low 110's, plus
                                                                                                   potential bonus, beginning mid
                                                                                                   Mar. 2006 and ending mid Mar.
                                                                                                   2010. Available; actively
                                                                                                   marketing.

Ocean Alliance        one year extension        high 90's     early Sept. 2004  early Sept. 2005   Four-year term extension with
                                                                                                   Petrobras in mid 150's, plus
                                                                                                   potential bonus, beginning
                                                                                                   early Sept. 2005 and ending
                                                                                                   early Sept. 2009. Available;
                                                                                                   actively marketing.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper         700 day extension         low 100's     early Jan. 2003    mid Dec. 2005     Five-year term extension with
                                                                                                   Petrobras in low 180's, plus
                                                                                                   potential bonus, beginning mid
                                                                                                   Dec. 2005 and ending mid Dec.
                                                                                                   2010. Available; actively
                                                                                                   marketing.



INTERNATIONAL JACKUPS (2)

Ocean Sovereign          eight wells           upper 60's      early May 2005    late Oct. 2005    Two wells with Amerada Hess
                                                                                                   plus two exercised option wells
                                                                                                   in mid 80's beginning late Oct.
                                                                                                   and ending mid Dec. 2005;
                                                                                                   followed by two option wells
                                                                                                   with Santos in mid 70's
                                                                                                   beginning mid Dec. 2005 and
                                                                                                   ending mid Mar. 2006; followed
                                                                                                   by three wells with Santos in
                                                                                                   upper 60's beginning mid Mar.
                                                                                                   and ending mid May; followed by
                                                                                                   two wells with Anadarko in mid
                                                                                                   80's beginning mid May and
                                                                                                   ending early July 2006.
                                                                                                   Available; actively marketing.

Ocean Heritage      two wells plus option       low 70's       mid June 2005     late Mar. 2006    Available; actively marketing.

UPGRADE (1)

Ocean Endeavor               --                    --      --                         --           Singapore shipyard for upgrade
                                                                                                   to 10,000 ft. capable 5th
                                                                                                   Generation rig. Estimated
                                                                                                   completion early 2007; followed
                                                                                                   by commissioning beginning
                                                                                                   early Mar. 2007; followed by
                                                                                                   LOI for a term of between two
                                                                                                   and four years earning
                                                                                                   approximate total revenue of
                                                                                                   between $198 million and $355
                                                                                                   million depending upon the
                                                                                                   length of the contract selected
                                                                                                   by the operator no later than
                                                                                                   year-end 2005. Contract is
                                                                                                   expected to begin mid 2007.
                                                                                                   Available; actively marketing.

PURCHASE PENDING--RESERVED FOR UPGRADE (1)

Garden Banks**               --                    --               --                --           Currently retired from active
                                                                                                   service as drilling and
                                                                                                   production platform.

RIGS UNDER CONSTRUCTION (2)

Ocean Shield                 --                    --               --                --           Singapore shipyard, estimated
                                                                                                   completion Q1 2008. Available;
                                                                                                   actively marketing.

Ocean Scepter                --                    --               --                --           Brownsville shipyard, estimated
                                                                                                   completion Q1 2008. Available;
                                                                                                   actively marketing.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico